Subsequent Events	12 Months Ended
Dec. 31, 2023
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

NOTE 26: - SUBSEQUENT EVENTS

a)	In March 2024, Formula declared a cash dividend of approximately NIS 35.3 million (approximately $10.0 million) or NIS 2.3 per share (approximately $0.63 per share) to shareholders of record on April 4, 2024 that was paid on April 18, 2024.

b)	On April 4, 2024, Magic Software acquired Theoris, Inc. (“Theoris”), a U.S. based full-services company, specializes in IT staffing and recruiting, for a total consideration of $12,500, of which $10,000 was paid upon closing and the remaining $2,500 was payable in two equal installments following the first- and second-year anniversaries.